UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2012
____________________
HEARTLAND PAYMENT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32594	22-3755714
(State or other jurisdiction	(Commission File No)	(I.R.S. Employer
of incorporation or organization)	File No)	Identification Number)

90 Nassau Street, Princeton, New Jersey 08542
(Address of principal executive offices) (Zip Code)
(609) 683-3831
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 29, 2012, the Board of Directors (the “Board”) of Heartland Payment Systems, Inc. (the “Company”) appointed Maureen Breakiron-Evans as a member of the Board to fill a vacancy created by the Board's action on November 2, 2012 increasing the size of the Board from seven to eight members. Such action did not require an amendment to the Company's Bylaws because the Bylaws provide that the number of directors of the Company that shall constitute the whole Board shall be determined by a resolution of the Board. Also, on November 29, 2012, the Board appointed Ms. Breakiron-Evans to serve as a member of the Audit Committee of the Board.
There are no arrangements or understandings between Ms. Breakiron-Evans and any other person pursuant to which Ms. Breakiron-Evans was elected a director. There are no transactions in which Ms. Breakiron-Evans has an interest requiring disclosure on the part of the Company under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Board has made a determination that Ms. Breakiron-Evans meets the independence requirements of the New York Stock Exchange as well as Section 10A(m)(3) of the Exchange Act, and is financially literate.
In accordance with the Company's director compensation policy and under the Company's 2008 Equity Incentive Plan, as amended and restated (the “Plan”), Ms. Breakiron-Evans received a grant of 1,010 restricted stock units, each of which represents a contingent right to receive one share of the Company's common stock upon vesting. Such restricted stock units vest upon the earlier of: (i) May 4, 2013 and (ii) the first business day preceding the date of the Company's 2013 annual meeting of stockholders, so long as Ms. Breakiron-Evans remains in Continuous Service (as such term is defined in the Plan). She will also receive the pro rata portion of the current $50,000 annual cash retainer the Company pays to its non-employee directors.
A copy of the press release announcing Ms. Breakiron-Evans' election to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Heartland Payment Systems, Inc. dated December 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2012

Heartland Payment Systems, Inc.
(Registrant)

By:	/s/ Charles H.N. Kallenbach
Charles H.N. Kallenbach
General Counsel, Chief Legal Officer and Secretary